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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                                ---------------

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 1997
                                                 -------------------------------


                            IXC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                  0-20803                  74-2644120
     -----------------           -----------            -------------------
      State or other             (Commission             (I.R.S. Employer
       jurisdiction              File Number            Identification No.)
     of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas 78746
             ------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (512) 328-1112
                                                   -----------------------------


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

        Pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated August 20, 1997, which is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

        99.1    Press release dated August 20, 1997
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: August 21, 1997


                               IXC Communications, Inc.


                               By: /s/ JAMES F. GUTHRIE
                                   ----------------------------
                                   James F. Guthrie
                                   Executive Vice President and
                                   Chief Financial Officer

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                                 EXHIBIT INDEX

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Exhibit
Number           Description
--------         -----------
99.1             Press release dated August 20, 1997

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